Keefe, Bruyette & Woods
Greenbrier Resort, 2011
September 15-16, 2011

Forward looking statements

 This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the
 Company's actual results differing from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to,
 (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the
 Company may incur increased charge-offs in the future; (3) the Company may experience increases in the default rates on previously securitized loans that would result in impairment losses or lower the yield on such loans; (4) the Company may not continue to benefit from strong recovery efforts on previously securitized loans resulting in improved yields on these assets; (5) the Company could have adverse legal actions of a material nature; (6) the Company may face competitive loss of customers; (7) the Company may be unable to manage its expense levels; (8) the
 Company may have difficulty retaining key employees; (9) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (10)
 changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (11) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (12) the Company may experience difficulties growing loan and deposit balances; (13) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (14) continued deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; and (15) the effects of the Wall Street
 Reform and Consumer Protection Act (the “Dodd-Frank Act”) recently adopted by the United States Congress.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation
 Reform Act of 1995. The Company undertakes no obligation to update any forward-
 looking statement to reflect events or circumstances that arise after the date such statements are made.

• Total Assets     $2.7 bil
• Branches     68
• FTE     795
• Market Cap    $416 mil
• Institutional Ownership       62%
• Average Daily Volume                      $1.8 mil
 Date: September 9, 2011

City Holding Company
• Markets: Operates an extremely strong
 retail/commercial franchise in stable markets
 with disciplined competition
• Asset Quality: Strong compared to peers and
 City’s management has recognized and dealt
 with issues
• Performance: Has consistently outperformed
 peers with respect to earnings, capital, and
 liquidity
• Growth: Growing and succeeding in slow-
 growth stable markets with targeted expansion
 into new markets

Key markets
1st Branch Share & 9% Deposit Share
in Huntington WV/Ashland KY MSA
$4.2 Billion
1st Branch Share & 10% Deposit Share
in WV’s largest market; $5.7 Billion
1st & 27% Deposit Share
$1.9 Billion
2ndBranch Share & 8% Deposit
Share in Morgan, Berkeley
& Jefferson Co. WV
$2.1Billion

The key to City’s success: an
enviable deposit franchise
• Branches                         68
• Average Deposits per Branch $32.9 MM
• Average Households per Branch 2,291
• Average Deposit Share  12.5%
• Average Household Share  42%

City’s deposit franchise:
($000’s omitted)	Deposits	Share	Branches	Share
Charleston MSA	$574,866	10%	17	17%
Huntington/Ashland MSA	$366,184	9%	13	12%
Beckley MSA	$322,515	28%	7	25%
Greenbrier County, WV (Lewisburg)	$179,306	25%	6	33%
Eastern Panhandle Counties	$172,615	8%	7	13%
Mason County, WV	$83,879	26%	3	33%
Braxton County, WV	$65,615	33%	3	38%
Paintsville, KY	$94,723	24%	2	22%

Low cost and stable deposits:
Data: December 31, 2010

Solid core deposits drive strong net
interest margin:

CHCO is well positioned with respect
to interest rate risk:
Immediate Basis Point Change in Interest Rates	Estimated Increase or Decrease in Net Income between 1-12 months
+400 Bp	+17.5%
+300 Bp	+12.0%
+200 Bp	6.8%
+100 Bp	1.4%
Data: June 30, 2011

Strong deposit franchise drives top
decile non-interest revenue:
*As of December 31, 2010. Non-interest
income excludes investment
gains/(losses)
Sample of 284 reporting publicly traded banks
and thrifts with assets between $1 and $10
billion as of December 31, 2010, excluding
investment gains/(losses)

Non-interest income is branch driven:
	2006	2007	2008	2009	2010
Branch Service Charges	42.6	44.4	46.0	45.0	40.0
Insurance	2.3	4.1	4.2	5.6	5.5
Investment Management	2.1	2.0	2.2	2.3	2.8
BOLI	2.4	2.5	2.9	3.3	3.4

City’s deposit franchise:
Branch Service Charges	2008	2009	2010	2011
Fiscal Year	46.0	45.0	40.0
1st Half of Year		21.7	20.7	18.9
1st Quarter	11.2	10.4	10.2	9.1
2nd Quarter	11.3
3rd Quarter	12.0		9.7
4th Quarter	11.5		9.6
Decreases in branch service charges reflect :
• Real-time processing in May 2010
• Regulation E in August 2011

Service Charge challenges:
• NSF - real-time processing - May 2010
• NSF - Regulation E - August 2010
• NSF - forthcoming OCC Guidance - 2012
• Durbin Amendment - July 2011

Service Charge competitive landscape:
Actions
BB&T	$10 monthly svc charge
Chase	$12 monthly svc charge
United (UBSI)	Still offers free checking
Huntington	Still offers free checking
Fifth Third	$15 monthly svc charge
First Community (FCBC)	Still offers free checking

Asset quality:
A function of culture and market
• City’s loans are 60% retail/40% commercial
• City’s market area tends to be more stable
• Real estate prices in City’s market area have
 been relatively stable
• City’s past-due loan trends are stable
• City’s non-performing asset levels are
 stronger than peers
• City has been aggressive about charging
 down non-performing loans

Conservative loan portfolio mix
City Holding Company
Peer Group

As of June 30, 2011
Sample of 283 publicly traded banks and thrifts with
assets between $1-$10 billion as of December 31, 2010

Retail loan facts:
• Residential real estate are 1,3,5 and 10 Yr
 ARMs
• No sub-prime, interest-only, option adjustable
• Home equity loans include LOCs, fixed
 amortizing loans, non-purchase adjustable
 loans
• 65% of home equity loans are 1st lien position
• 66% of home equity loans have an LTV < 80%
• Ave loan balance for residential real estate is
 $78,000
• Ave loan balance for home equity loans is
 $35,000

Stable past-due loans (30+ days)
Past-due loans trends are stable and reflect
better economics in City’s core markets

Charge-off trends:
Source: FDIC, All Insured Depository Institutions

Non-performing assets & OREO
Source: FDIC, All Insured Depository Institutions

Net charge-offs: 2010
Net C/O: $7.4 MM (0.41% of Average Loans)
Provision $7.1 MM

Retail charge-offs: 2010

CHCO consistently strong performance
	2006	2007	2008	2009	2010	2010 Conference Attendee Median
Reported ROA	2.11%	2.03%	1.12%	1.63%	1.47%	0.95% — 1st of 9
ROTE	22.4%	21.0%	11.4%	18.0%	15.1%	10.85% — 2nd of 9
Tangible Common Equity/TA	10.1%	9.7%	8.83%	9.78%	10.01%	8.68% — 3rd of 9
NIM	4.56%	4.34%	4.64%	4.18%	4.06%	3.65% — 2nd of 9
Efficiency Ratio	44.5%	45.9%	46.3%	50.0%	51.6%	59.9% — 1st of 9
Non-Int Rev/Total Rev*	34%	34%	36%	37.9%	36.3%	25.7% — 2nd of 9
5 Yr Total Return thru Sept 9th					-12.5%	-30.4% - 3rd of 9
* Non-int rev excludes gain on Visa IPO; securities losses

Growth:
CHCO is positioned to achieve “reasonable
growth” in its core franchise
• Commercial
• Retail
• Insurance
• Trust & Investment Management

Commercial loan growth:
Success achieved due to community bank
orientation, strong team, strong underwriting,
and strong local economies

Deposit growth opportunity:
CHCO has many small deposit relationships;
peers tend to have larger commercial & public
deposits
	Branches	Deposits	Deposits/Branch
CHCO	68	$ 2.2 B	$33 million
BBT	36	$ 3.3 B	$92 million
JPM	20	$ 1.2 B	$60 million
UBSI	20	$ 1.2 B	$60 million
HBAN	14	$ 0.9 B	$64 million
FITB	10	$ 0.4 B	$40 million
Includes branches within 5 miles of City branch
Source: SNL

Growth:
Expanding retail distribution to capture
additional retail households
Source: SNL

Sept 2010
Expansion into South
Charleston WV has
encouraging early results

CityInsurance: Growing
Revenues    Lines of Business
• 2006  $2.3 million  Personal Lines
• 2007   $4.1 million  Workers Compensation
• 2008  $4.2 million  Health/Benefits/Life Ins
• 2009  $5.6 million  Property/Casualty
• 2010  $5.5 million
Markets        Acquisitions
 Charleston (3 locations)            Dickens & Clark (Teays Valley)
 Huntington     Patton Insurance - Nitro
 Ripley    Millcreek Insurance - Ripley
 Beckley     Ashland Area Insurance
 Martinsburg
 Ashland

Trust AUM: Strong growth
CAGR (December 31, 2004-June 30, 2011) of
9.04%

CHCO: Capital flexibility
 • Tangible common equity at 3/31/11: 9.63%
 • No TARP!!!!
 • Dividends
 - Increased 10% in April 2004 to $0.88
 - Increased 14% in April 2005 to $1.00
 - Increased 12% in April 2006 to $1.12
 - Increased 11% in April 2007 to $1.24
 - Increased 10% in April 2008 to $1.36
 - Dividend yield of 3.97% (as of 4/20/11)
 - Dividend payout ratio 54% (Analyst est.EPS for 2011)
 • Share repurchases
 - Purchased 447,524 shares in 1st Half 2011 (2.9%)
 - Driven by CHCO’s strong profitability, CHCO can achieve
 greater long-term share repurchase activity than peers.

Share Count:

Growth per share (12/31/06 -
12/31/10):
	CHCO	Conference Peers Median
Loans per Share	6.0%	-.7%
Deposits per Share	5.6%	2.5%
Non-Interest Inc per Share	3.7%	2.2%
Expenses per Share	5.8%	3.3%

Acquisition philosophy:
 • Historically less acquisitive than peers
 • Acquisitions must truly be strategic or
 meaningfully accretive
 • Opportunities have increased
 • Actively looking at FDIC and non-FDIC deals
 • In-market
 • Adjacent market
 • Growth markets
 • Size: Generally $100MM to $1B

Acquisition territory:

CHCO represents good value and
stability
• Pricing Metrics*:
• Price to Book:   134%
• Price to Tangible Book:   164%
• Price to 2011 Projected Earnings**   10.8x
• Dividend Yield  4.9%
• Div Payout Ratio (First Call)**  53%
• Tangible Capital/Tangible Assets 9.56%
• Institutional Ownership  62%
* Based on Price of $27.56 (9/9/11)
** Based on analyst estimate of $2.56 (average of 8)